UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06629

Western Asset Managed Municipals Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: May 31

Date of reporting period: November 30, 2019

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	November 30, 2019

WESTERN ASSET

MANAGED MUNICIPALS FUND INC. (MMU)

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you invest through a financial intermediary and you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that financial intermediary. If you are a direct shareholder with the Fund, you can call the Fund at 1-888-888-0151, or write to the Fund by regular mail at P.O. Box 505000, Louisville, KY 40233 or by overnight delivery to Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize current income exempt from federal income tax* as is consistent with preservation of principal.

The Fund seeks to achieve its objective by investing primarily in long-term investment grade municipal debt securities issued by state and local governments, political subdivisions, agencies and public authorities (municipal obligations). Under normal market conditions, the Fund will invest at least 80% of its total assets in municipal obligations rated investment grade at the time of investment.

*

Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

II	Western Asset Managed Municipals Fund Inc.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Managed Municipals Fund Inc. for the six-month reporting period ended November 30, 2019. Please read on for Fund performance information during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

December 31, 2019

Western Asset Managed Municipals Fund Inc.	III

Performance review

For the six months ended November 30, 2019, Western Asset Managed Municipals Fund Inc. returned 2.75% based on its net asset value (“NAV”)i and 0.74% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Bloomberg Barclays Municipal Bond Indexii, returned 2.39% for the same period. The Lipper General & Insured Municipal Debt (Leveraged) Closed-End Funds Category Averageiii returned 3.22% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

During this six-month period, the Fund made distributions to shareholders totaling $0.33 per share. As of November 30, 2019, the Fund estimates that all of the distributions were sourced from net investment income.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of November 30, 2019. Past performance is no guarantee of future results.

Performance Snapshot as of November 30, 2019 (unaudited)
Price Per Share	6-Month Total Return†
$13.80 (NAV)	2.75	%‡**
$13.51 (Market Price)	0.74	%‡‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

† Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ ‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

*

These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com (click on the name of the Fund).

**

The total return based on the NAV reflects the impact of the tender and repurchase by the Fund of a portion of its Auction Rate Cumulative Preferred Stock at 85% of the per share liquidation preference. Absent this transaction, the total return based on NAV should have been the same.

IV	Western Asset Managed Municipals Fund Inc.

Looking for additional information?

The Fund is traded under the symbol “MMU” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XMMUX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Managed Municipals Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

December 31, 2019

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund’s investments are subject to a number of risks, including interest rate risk, credit risk, leveraging risk and management risk. As interest rates rise, the price of fixed-income investments declines. Lower rated, higher- yielding bonds, known as “high yield” or “junk” bonds, are subject to greater liquidity and credit risk than higher-rated investment grade securities. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses and could have a potentially large impact on Fund performance. The Fund may invest in securities of other investment companies. To the

Western Asset Managed Municipals Fund Inc.	V

Performance review (cont’d)

extent it does, Fund stockholders will indirectly pay a portion of the operating costs of such companies, in addition to the expenses that the Fund bears directly in connection with its own operations. Investing in securities issued by other investment companies, including exchange-traded funds (“ETFs”) that invest primarily in municipal securities, involves risks similar to those of investing directly in the securities in which those investment companies invest. To the extent the Fund invests in securities of other investment companies, Fund stockholders will indirectly pay a portion of the operating costs of such companies, in addition to the expenses that the Fund bears directly in connection with its own operation. Leverage may result in greater volatility of NAV and market price of common shares and increases a shareholder’s risk of loss.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ii	The Bloomberg Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

iii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended November 30, 2019, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 61 funds in the Fund’s Lipper category.

VI	Western Asset Managed Municipals Fund Inc.

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of November 30, 2019 and May 31, 2019 and does not include derivatives, such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Managed Municipals Fund Inc. 2019 Semi-Annual Report	1

Schedule of investments (unaudited)

November 30, 2019

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 140.0%
Alabama — 7.8%
Hoover, AL, IDA Revenue, United States Steel Corp. Project, Series 2019	5.750%	10/1/49	$700,000	$754,978	(a)
Jefferson County, AL, Sewer Revenue:
Convertible CAB, Subordinated Lien, Warrants, Step bond, Series F (0.000% until 10/1/23; 7.900%)	0.000%	10/1/50	11,580,000	11,153,509
Senior Lien, Warrants, Series A, AGM	5.500%	10/1/53	1,400,000	1,603,490
Subordinated Lien, Warrants, Series D	6.000%	10/1/42	9,230,000	10,917,059
Subordinated Lien, Warrants, Series D	6.500%	10/1/53	6,900,000	8,258,196
Lower Alabama Gas District, Natural Gas Revenue, Series A	5.000%	9/1/46	8,525,000	12,019,142
Southeast Alabama Gas Supply District, Gas Supply Revenue, Project #1, Series A	4.000%	4/1/24	1,750,000	1,902,197	(b)(c)
Total Alabama				46,608,571
Alaska — 0.1%
Alaska State Housing Finance Corp. Revenue, State Capital Project II, Series B	5.000%	12/1/38	750,000	922,598
Arizona — 5.5%
Arizona State IDA, Education Revenue, Basis School Project, Credit Enhanced, SD Credit Program, Series F, Refunding	5.000%	7/1/52	725,000	830,270
Arizona State Lottery Revenue, Refunding	5.000%	7/1/29	910,000	1,185,639
Chandler, AZ, IDA Revenue, Intel Corp. Project	5.000%	6/3/24	5,650,000	6,473,318	(a)(b)(c)
Navajo Nation, AZ, Revenue, Series A, Refunding	5.500%	12/1/30	950,000	1,080,530	(d)
Queen Creek, AZ, Excise Tax & State Shared Revenue, Series A	5.000%	8/1/42	750,000	916,552
Salt Verde, AZ, Financial Corp., Natural Gas Revenue:
Series 2007	5.250%	12/1/28	2,000,000	2,504,800
Series 2007	5.000%	12/1/32	10,000,000	12,887,200
Series 2007	5.000%	12/1/37	5,500,000	7,343,105
Total Arizona				33,221,414
California — 21.6%
Alameda, CA, Corridor Transportation Authority Revenue, Second Subordinated Lien, Series B, Refunding	5.000%	10/1/34	1,750,000	2,066,925
Anaheim, CA, Public Financing Authority Lease Revenue, Series A, Refunding	5.000%	5/1/46	2,000,000	2,270,900

See Notes to Financial Statements.

2	Western Asset Managed Municipals Fund Inc. 2019 Semi-Annual Report

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
California — continued
Bay Area Toll Authority, CA, Toll Bridge Revenue, San Francisco Bay Area, Series B-1, (SIFMA Municipal Swap Index Yield + 1.100%)	2.200%	4/1/24	$5,500,000	$5,648,665	(b)(c)
California State Health Facilities Financing Authority Revenue, Lucile Salter Packard Children’s Hospital at Stanford	5.000%	11/15/56	500,000	599,615
California State MFA Revenue:
Senior Lien, Linux Apartment Project, Series A	5.000%	12/31/43	1,500,000	1,757,730	(a)
Senior Lien, Linux Apartment Project, Series A	5.000%	12/31/47	1,900,000	2,216,464	(a)
California State PCFA Water Furnishing Revenue, Poseidon Resources Desalination Project	5.000%	11/21/45	12,500,000	13,301,375	(a)(d)
California State, GO:
Various Purpose, Refunding	5.000%	4/1/29	7,000,000	9,123,590
Various Purpose, Refunding	5.000%	10/1/29	1,500,000	1,972,095
Various Purpose, Refunding	4.000%	11/1/36	1,000,000	1,141,670
California Statewide CDA Revenue, Provident Group-Pomona Properties LLC, Series A	5.750%	1/15/45	1,770,000	1,907,157	(d)
Golden State, CA, Tobacco Securitization Corp. Revenue:
Tobacco Settlement Funded, Series A-1, Refunding	5.000%	6/1/47	1,500,000	1,543,365
Tobacco Settlement Funded, Series A-2, Refunding	5.000%	6/1/47	1,900,000	1,954,929
Imperial Irrigation District, CA, Electric System Revenue, Series A, Refunding	5.500%	11/1/41	2,750,000	2,863,987	(e)
Inland Valley, CA, Development Agency, Successor Agency Tax Allocation Revenue, Series A, Refunding	5.000%	9/1/44	2,405,000	2,695,091
Los Angeles County, CA, MTA, Sales Tax Revenue:
Transit Improvements, Series A	5.000%	7/1/37	3,000,000	3,777,510
Transit Improvements, Series A	5.000%	7/1/44	1,250,000	1,537,950
Los Angeles County, CA, Public Works Financing Authority Revenue:
Multiple Capital Project II	5.000%	8/1/32	3,000,000	3,298,620
Multiple Capital Project II	5.000%	8/1/37	1,000,000	1,096,500

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2019 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)

November 30, 2019

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
California — continued
Los Angeles, CA, Department of Airports Revenue:
Los Angeles International Airport, Subordinated, Series D	5.000%	5/15/49	$2,500,000	$2,995,800	(a)
Subordinated, Los Angeles International Airport, Series D	5.000%	5/15/39	500,000	608,900	(a)
Subordinated, Los Angeles International Airport, Series D	4.000%	5/15/44	2,500,000	2,774,800	(a)
Los Angeles, CA, Department of Water & Power Waterworks Revenue, Series A	5.000%	7/1/48	2,500,000	3,030,050
Los Angeles, CA, Department of Water & Power, Power System Revenue:
Power System, Series A	5.000%	7/1/47	4,000,000	4,765,560
Series B, Refunding	5.000%	7/1/38	2,000,000	2,415,240
Series C	5.000%	7/1/37	1,000,000	1,225,330
Series C	5.000%	7/1/42	2,000,000	2,422,900
Los Angeles, CA, Wastewater System Revenue, Green Bond, Subordinated, Series A	5.000%	6/1/48	1,500,000	1,829,295
Morongo Band of Mission Indians, CA, Revenue, Tribal Economic Development, Series A	5.000%	10/1/42	400,000	459,616	(d)
M-S-R Energy Authority, CA, Natural Gas Revenue:
Series A	7.000%	11/1/34	3,430,000	5,215,315
Series B	6.500%	11/1/39	8,000,000	12,399,040
Regents of the University of California Medical Center Pooled Revenue, Series L, Refunding	5.000%	5/15/32	1,750,000	2,112,425
River Islands, CA, Public Financing Authority, Special Tax Revenue, Community Facilities District No. 2003-1, Refunding	5.500%	9/1/45	2,000,000	2,169,760
Riverside County, CA, Transportation Commission Sales Tax Revenue, Series B, Refunding	5.000%	6/1/37	3,500,000	4,371,675
Riverside County, CA, Transportation Commission Toll Revenue:
Senior Lien, Series A	5.750%	6/1/44	200,000	223,718
Senior Lien, Series A	5.750%	6/1/48	600,000	670,026
Riverside, CA, Electric Revenue:
Series A, Refunding	5.000%	10/1/38	1,000,000	1,260,500
Series A, Refunding	5.000%	10/1/48	2,500,000	3,086,650
San Bernardino, CA, USD Revenue, COP, 2019
School Financing Project, AGM	5.000%	10/1/36	1,000,000	1,238,190

See Notes to Financial Statements.

4	Western Asset Managed Municipals Fund Inc. 2019 Semi-Annual Report

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
California — continued
San Diego County, CA, Regional Transportation Commission, Sales Tax Revenue, Series A	5.000%	4/1/48	$2,500,000	$2,949,325
San Francisco, CA, City & County Airport Commission, International Airport Revenue, SFO Fuel Company LLC, Series A	5.000%	1/1/47	1,500,000	1,799,385	(a)
San Mateo County, CA, Joint Powers Financing Authority Lease Revenue, Capital Project, Series A	5.000%	7/15/43	1,000,000	1,222,450
Shafter Wasco Irrigation District, CA, COP	5.000%	11/1/40	5,000,000	5,152,550
Stockton, CA, PFA Wastewater Revenue, Bond Anticipation Notes, Series 2019	1.400%	6/1/22	750,000	749,348
Tobacco Securitization Authority of Southern California Revenue:
Asset Backed Refunding, Class 1, Series A	5.000%	6/1/48	500,000	591,490
Asset Backed Refunding, San Diego County Tobacco Asset Securitization Corporation, Class 1, Series A	5.000%	6/1/39	500,000	606,450
Total California				129,119,926
Colorado — 10.0%
Base Village Metropolitan District #2, CO, GO, Series A, Refunding	5.750%	12/1/46	500,000	526,405
Colorado State Educational & Cultural Facilities Authority Revenue, University of Denver Project, Series A	5.000%	3/1/47	1,600,000	1,883,632
Colorado State Health Facilities Authority Revenue, Commonspirit Health Project, Series A-1	4.000%	8/1/44	1,900,000	2,047,022
Colorado State High Performance Transportation Enterprise Revenue, C-470 Express Lanes	5.000%	12/31/51	600,000	656,382
Denver, CO, Airport System Revenue:
Series C	6.125%	11/15/25	10,945,000	12,984,601	(a)(f)
Series C	6.125%	11/15/25	13,630,000	14,209,547	(a)
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.500%	11/15/38	18,000,000	27,334,080
Total Colorado				59,641,669
Connecticut — 1.0%
Connecticut State Special Tax Revenue, Transportation Infrastructure, Series A	5.000%	1/1/37	1,500,000	1,803,315
Connecticut State, GO:
Series A	5.000%	4/15/35	1,650,000	2,043,080

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2019 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

November 30, 2019

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Connecticut — continued
Series E	5.000%	10/15/34	$930,000	$1,102,496
Harbor Point, CT, Infrastructure Improvement District, Special Obligation Revenue, Harbor Point Project Ltd., Refunding	5.000%	4/1/39	900,000	1,015,497	(d)
Total Connecticut				5,964,388
District of Columbia — 0.6%
District of Columbia Revenue:
Ingleside Rock Creek Project, Series A	5.000%	7/1/52	400,000	426,992
KIPP DC Project, Series B, Refunding	5.000%	7/1/48	2,800,000	3,251,528
Total District of Columbia				3,678,520
Florida — 3.9%
Broward County, FL, Airport System Revenue, Series 2017	5.000%	10/1/47	1,250,000	1,462,250	(a)
Capital Trust Agency Inc., FL, Senior Living Facilities Revenue, Elim Senior Housing Inc.	5.875%	8/1/52	350,000	365,869	(d)
Florida State Development Finance Corp., Educational Facilities Revenue, Renaissance Charter School Inc. Projects, Series A	6.125%	6/15/46	555,000	607,620	(d)
Florida State Mid-Bay Bridge Authority, Series A, Refunding	5.000%	10/1/30	2,410,000	2,783,044
Greater Orlando, FL, Aviation Authority, Airport Facilities Revenue, Priority Subordinated, Series A	5.000%	10/1/47	1,500,000	1,755,855	(a)
Miami-Dade County, FL, Aviation Revenue, Miami International Airport	5.375%	10/1/35	2,000,000	2,070,060	(e)
Miami-Dade County, FL, Expressway Authority, Series A	5.000%	7/1/40	9,000,000	9,183,060
Miami-Dade County, FL, Health Facilities Authority, Hospital Revenue, Nicklaus Children’s Hospital, Refunding	5.000%	8/1/42	1,250,000	1,473,962
Orange County, FL, Health Facilities Authority Revenue, Presbyterian Retirement Communities, Refunding	5.000%	8/1/47	750,000	829,605
Palm Beach County, FL, Health Facilities Authority Revenue, Acts Retirement-Life Communities	5.000%	11/15/45	750,000	863,752
Tampa-Hillsborough County, FL, Expressway Authority Revenue, Series C	5.000%	7/1/48	1,400,000	1,674,778
Total Florida				23,069,855

See Notes to Financial Statements.

6	Western Asset Managed Municipals Fund Inc. 2019 Semi-Annual Report

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Georgia — 2.2%
Fulton County, GA, Development Authority Revenue, Georgia Institute of Technology	5.000%	6/15/44	$1,000,000	$1,238,070
Main Street Natural Gas Inc., GA, Gas Project Revenue:
Series A	5.000%	5/15/43	800,000	946,504
Series B	5.000%	3/15/22	4,000,000	4,302,480
Series C	4.000%	3/1/50	3,500,000	3,953,740	(g)
Subordinated, Series E, LIQ - Royal Bank of Canada (SIFMA Municipal Swap Index Yield + 0.570%)	1.670%	12/1/23	2,750,000	2,752,338	(b)(c)
Total Georgia				13,193,132
Hawaii — 1.2%
Hawaii State Airports System Revenue, Series A	5.000%	7/1/39	7,000,000	7,130,900
Idaho — 0.2%
Idaho State Health Facilities Authority Revenue, Trinity Health Credit Group, Series A	5.000%	12/1/47	1,100,000	1,302,532
Illinois — 17.2%
Chicago, IL, Board of Education, Dedicated Capital Improvement, Special Tax Revenue	5.000%	4/1/42	1,500,000	1,706,205
Chicago, IL, Board of Education, GO:
Dedicated, Series G, Refunding	5.000%	12/1/34	100,000	114,354
Dedicated, Series G, Refunding	5.000%	12/1/44	420,000	470,009
Dedicated, Series H	5.000%	12/1/36	500,000	568,800
Dedicated, Series H	5.000%	12/1/46	150,000	167,467
Series D	5.000%	12/1/46	750,000	846,660
Chicago, IL, GO:
Series 2002B	5.500%	1/1/37	220,000	248,378
Series 2005D, Refunding	5.500%	1/1/34	10,000	11,345
Series A	5.000%	1/1/44	1,000,000	1,126,540
Series A, Refunding	6.000%	1/1/38	1,500,000	1,803,615
Series B	5.500%	1/1/32	3,300,000	3,755,532
Series C, Refunding	5.000%	1/1/25	3,000,000	3,361,560
Chicago, IL, O’Hare International Airport Revenue:
General Senior Lien, Series B, Refunding	5.000%	1/1/41	1,000,000	1,158,060
General, Third Lien	5.625%	1/1/35	5,175,000	5,424,021	(e)
General, Third Lien	5.625%	1/1/35	1,240,000	1,295,961
General, Third Lien	5.750%	1/1/39	5,035,000	5,283,981	(e)
General, Third Lien	5.750%	1/1/39	965,000	1,009,303

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2019 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

November 30, 2019

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Illinois — continued
Series A, Refunding	5.000%	1/1/31	$1,000,000	$1,141,380	(a)
Series A, Refunding	5.000%	1/1/35	7,000,000	7,938,980	(a)
Trips Obligated Group	5.000%	7/1/48	700,000	813,855	(a)
Chicago, IL, Transit Authority, Sales Tax Receipts Revenue, Second Lien	5.000%	12/1/51	1,000,000	1,121,360
Chicago, IL, Wastewater Transmission Revenue:
Second Lien	5.000%	1/1/44	1,000,000	1,088,310
Second Lien, Series A	5.000%	1/1/47	1,000,000	1,125,600
Second Lien, Series B, Refunding	5.000%	1/1/38	750,000	858,900
Chicago, IL, Waterworks Revenue:
Second Lien, Series 2017, Refunding	5.000%	11/1/29	1,800,000	2,155,014
Second Lien, Series 2017-2, Refunding, AGM	5.000%	11/1/33	1,290,000	1,533,836
Second Lien, Series 2017-2, Refunding, AGM	5.000%	11/1/36	1,110,000	1,310,599
Second Lien, Series 2017-2, Refunding, AGM	5.000%	11/1/37	2,500,000	2,941,600
Second Lien, Series 2017-2, Refunding, AGM	5.000%	11/1/38	2,000,000	2,347,960
Illinois State Finance Authority Revenue, Depaul University, Series A	6.125%	10/1/40	5,000,000	5,324,700	(e)
Illinois State Finance Authority, Student Housing & Academic Facilities Revenue, CHF Chicago LLC, University of Illinois Chicago Project	5.000%	2/15/50	500,000	560,550
Illinois State Sports Facilities Authority Revenue:
Sport Facilities Project, Series 2019, Refunding	5.000%	6/15/28	750,000	910,110
State Tax Supported, Series 2019, Refunding, BAM	5.000%	6/15/30	650,000	783,549
Illinois State Toll Highway Authority, Series A	4.000%	1/1/39	4,000,000	4,554,920
Illinois State University Revenue, Auxiliary Facilities System, Series A, Refunding, AGM	5.000%	4/1/37	250,000	293,400
Illinois State, GO:
Series 2016	5.000%	1/1/33	1,500,000	1,666,155
Series 2016	5.000%	11/1/33	2,350,000	2,638,862
Series 2016	5.000%	1/1/35	690,000	763,968
Series 2016, Refunding	5.000%	2/1/29	1,660,000	1,889,595
Series A	5.000%	12/1/42	2,000,000	2,226,660

See Notes to Financial Statements.

8	Western Asset Managed Municipals Fund Inc. 2019 Semi-Annual Report

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Illinois — continued
Series A, Refunding	5.000%	10/1/29	$3,795,000	$4,409,373
Series B, Refunding	5.000%	10/1/29	750,000	871,417
Series C	5.000%	11/1/29	1,100,000	1,252,812
Series D	5.000%	11/1/26	1,250,000	1,425,800
Series D	5.000%	11/1/27	1,750,000	2,015,335
Metropolitan Pier & Exposition Authority, IL, Dedicated State Revenue:
McCormick Place Expansion Project, Series A, CAB, State Appropriations	0.000%	12/15/52	3,100,000	876,804
McCormick Place Expansion Project, Series B-2, Refunding, State Appropriations	5.250%	6/15/50	12,000,000	12,142,200
Regional Transportation Authority, IL, GO, Series A, Refunding, NATL	6.000%	7/1/29	4,450,000	5,765,776
Total Illinois				103,101,171
Indiana — 3.1%
Indiana State Finance Authority Health System Revenue, Indiana University Health, Series B	2.250%	7/1/25	1,000,000	1,038,050	(b)(c)
Indiana State Finance Authority Hospital Revenue, Indiana University Health Obligated Group, Series B, Refunding	1.650%	7/1/22	800,000	804,744	(b)(c)
Indiana State Finance Authority Revenue:
Private Activity-Ohio River Bridges East End Crossing Project	5.000%	7/1/44	5,000,000	5,431,150	(a)
Second Lien, CWA Authority, Series B	5.000%	10/1/41	5,000,000	5,302,000
Indianapolis, IN, Local Public Improvement Bond Bank:
Courthouse and Jail Project, Series A	4.000%	2/1/44	2,000,000	2,228,720
Courthouse and Jail Project, Series A	5.000%	2/1/54	2,000,000	2,421,440
Valparaiso, IN, Exempt Facilities Revenue, Pratt Paper LLC Project	7.000%	1/1/44	1,000,000	1,165,880	(a)
Total Indiana				18,391,984
Iowa — 0.1%
Iowa State Finance Authority Midwestern Disaster Area Revenue, Iowa Fertilizer Company Project, Refunding	3.125%	12/1/22	650,000	658,437
Kentucky — 2.2%
Kentucky State Economic Development Finance Authority Revenue, Louisville Arena, Louisville Arena Authority Inc., Refunding, AGM	5.000%	12/1/45	1,000,000	1,166,490

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2019 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

November 30, 2019

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Kentucky — continued
Kentucky State PEA, Gas Supply Revenue:
Series A	4.000%	4/1/24	$5,800,000	$6,318,752	(b)(c)
Series B	4.000%	1/1/25	5,000,000	5,525,650	(b)(c)
Total Kentucky				13,010,892
Louisiana — 1.5%
Parish of St. Charles, LA, Gulf Opportunity Zone Revenue, Valero Energy Corp., Convertible	4.000%	6/1/22	5,000,000	5,271,450	(b)(c)
Parish of St. John the Baptist, LA, State Revenue, Marathon Oil Corp. Project, Refunding	2.200%	7/1/26	1,300,000	1,303,926	(b)(c)
Port New Orleans, LA, Board of Commissioners Revenue, Series B, Refunding, AGM	5.000%	4/1/43	2,000,000	2,345,900	(a)
Total Louisiana				8,921,276
Maryland — 0.4%
Prince George’s County, MD, Consolidated Public Improvement Bonds, GO, Series A	5.000%	7/15/29	1,750,000	2,294,303
Massachusetts — 5.5%
Massachusetts State DFA Revenue:
Broad Institute Inc., Refunding	5.000%	4/1/36	1,000,000	1,230,160
Broad Institute Inc., Series A	5.250%	4/1/37	8,000,000	8,439,600	(e)
Milford Regional Medical Center, Series F	5.750%	7/15/43	500,000	544,680
UMass Boston Student Housing Project	5.000%	10/1/48	750,000	846,263
Wellforce Issue, Series A, Refunding	5.000%	7/1/44	500,000	587,335
Massachusetts State Port Authority Revenue, Series A, Refunding	5.000%	7/1/36	1,700,000	2,110,839	(a)
Massachusetts State School Building Authority, Sales Tax Revenue, Senior, Series A	5.000%	5/15/43	3,000,000	3,336,870
Massachusetts State Transportation Fund Revenue, Rail Enhancement & Accelerated Bridge Programs, Series A	5.000%	6/1/42	3,600,000	4,323,528
Massachusetts State, GO, Consolidated Loan, Series C	5.000%	5/1/49	9,500,000	11,712,455
Total Massachusetts				33,131,730
Michigan — 4.3%
Detroit, MI, Downtown Development Authority Revenue, Series A, Refunding, AGM	5.000%	7/1/48	1,000,000	1,107,990
Great Lakes, MI, Water Authority Water Supply System Revenue:
Senior Lien, Series A	5.000%	7/1/46	5,500,000	6,424,990
Senior Lien, Series C, Refunding	5.000%	7/1/35	500,000	589,900

See Notes to Financial Statements.

10	Western Asset Managed Municipals Fund Inc. 2019 Semi-Annual Report

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Michigan — continued
Lansing, MI, Board of Water & Light Utility System Revenue, Series A	5.000%	7/1/37	$7,000,000	$7,384,510
Michigan State Finance Authority Limited Obligation Revenue, Higher Education, Thomas M Cooley Law School Project, Refunding	6.750%	7/1/44	1,250,000	1,313,950	(d)
Michigan State Finance Authority Revenue:
Facilities Program, Series 1-A, Refunding	5.250%	10/15/47	650,000	732,108
Local Government Loan Program, Detroit Water & Sewer Department, Second Lien Local Project, Series C, Refunding	5.000%	7/1/33	625,000	724,681
Local Government Loan Program, Detroit Water & Sewer Department, Senior Lien, Great Lakes Water Authority & Sewer, Series C-1, Refunding	5.000%	7/1/44	1,320,000	1,417,376
Local Government Loan Program, Detroit Water & Sewer Department, Senior Lien, Great Lakes Water Authority & Sewer, Series C-6, Refunding	5.000%	7/1/33	1,270,000	1,445,603
Local Government Loan Program, Detroit, Water & Sewer Department, Series D-2, Refunding	5.000%	7/1/34	250,000	289,438
Michigan State Strategic Fund Limited Obligation Revenue, I-75 Improvement Project	5.000%	12/31/43	1,400,000	1,665,370	(a)
Royal Oak, MI, Hospital Finance Authority Revenue, Beaumont Health Credit Group, Series D, Refunding	5.000%	9/1/39	2,500,000	2,796,800
Total Michigan				25,892,716
Minnesota — 0.3%
Western Minnesota Municipal Power Agency Revenue, Series A	5.000%	1/1/46	1,530,000	1,765,972	(e)
Missouri — 1.4%
Kansas City, MO, IDA, Airport System Revenue, Kansas City International Airport Terminal Modernization Project, Series B	5.000%	3/1/46	3,000,000	3,577,650	(a)
Kansas City, MO, IDA, Senior Living Facilities Revenue, Kingswood Project	6.000%	11/15/51	900,000	781,191	(d)

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2019 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

November 30, 2019

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Missouri — continued
Missouri State HEFA Revenue, Senior Living Facilities, Lutheran Senior Services	5.000%	2/1/44	$2,710,000	$2,942,599
St. Louis County, MO, IDA, Senior Living Facilities Revenue, Friendship Village, St. Louis Obligated Group, Series A	5.000%	9/1/38	1,250,000	1,406,175
Total Missouri				8,707,615
Nevada — 0.2%
Reno, NV, Hospital Revenue, Washoe Medical Center, AGM	5.500%	6/1/33	1,185,000	1,188,117
New Jersey — 7.1%
New Jersey Institute of Technology, GO, Series A	5.000%	7/1/45	750,000	866,250
New Jersey State EDA Revenue:
Cigarette Tax, Refunding	5.000%	6/15/26	2,500,000	2,678,850
Private Activity-The Goethals Bridge Replacement Project, AGM	5.125%	7/1/42	2,500,000	2,777,900	(a)
School Facilities Construction, Series BBB, Refunding	5.500%	6/15/31	750,000	891,082
School Facilities Construction, Series I, Refunding, State Appropriations (SIFMA Municipal Swap Index Yield + 1.600%)	2.700%	3/1/28	15,000,000	15,055,950	(c)
New Jersey State EDA, Lease Revenue, State House Project, Series B	5.000%	6/15/43	4,000,000	4,549,200
New Jersey State EDA, Special Facility Revenue:
Continental Airlines Inc. Project	5.250%	9/15/29	3,000,000	3,270,930	(a)
Port Newark Container Terminal LLC Project, Refunding	5.000%	10/1/37	650,000	753,922	(a)
New Jersey State Health Care Facilities Financing Authority Revenue:
Hackensack Meridian Health, Series A, Refunding	5.000%	7/1/38	400,000	479,444
RWJ Barnabas Health Obligation Group, Series A, Refunding	5.000%	7/1/43	1,200,000	1,410,648
New Jersey State Transportation Trust Fund Authority Revenue:
Transportation Program, Series AA	5.250%	6/15/43	1,500,000	1,745,340
Transportation Program, Series BB	4.000%	6/15/37	2,250,000	2,387,925

See Notes to Financial Statements.

12	Western Asset Managed Municipals Fund Inc. 2019 Semi-Annual Report

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
New Jersey — continued
New Jersey State Turnpike Authority Revenue, Series G, Refunding	5.000%	1/1/35	$3,830,000	$4,681,907
Tobacco Settlement Financing Corp., NJ, Revenue, Senior, Series A, Refunding	5.000%	6/1/46	600,000	681,678
Total New Jersey				42,231,026
New York — 10.9%
MTA, NY, Dedicated Tax Fund Revenue, Green Bonds, Series A	5.000%	11/15/47	1,500,000	1,780,365
MTA, NY, Transportation Revenue, Series D	5.250%	11/15/40	5,000,000	5,203,300	(e)
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue:
Second General Resolution Fiscal 2013, Unrefunded	5.000%	6/15/47	2,650,000	2,933,470
Second General Resolution Fiscal 2019	4.000%	6/15/49	1,250,000	1,405,563
Subordinated, Series BB-1	5.000%	6/15/46	1,500,000	1,787,220
New York City, NY, TFA Future Tax Secured Revenue, Subordinated, Series B-1	5.000%	8/1/45	3,000,000	3,587,610
New York State Dormitory Authority Revenue, Bidding Group 3 Bonds, Series A	5.000%	3/15/42	1,000,000	1,212,300
New York State Dormitory Authority, Sales Tax Revenue, Group 4, Series E, Refunding	5.000%	3/15/44	2,000,000	2,437,560
New York State Dormitory Authority, State Personal Income Tax Revenue:
Bidding Group 3, Series B, Refunding	5.000%	2/15/43	3,000,000	3,592,740
Bidding Group 4, Series A, Refunding	5.000%	3/15/46	3,250,000	3,967,632
New York State Liberty Development Corp., Goldman Sachs Headquarters	5.500%	10/1/37	1,485,000	2,117,788
New York State Liberty Development Corp. Revenue, Goldman Sachs Headquarters, Refunding	5.250%	10/1/35	3,045,000	4,147,260
New York State Liberty Development Corp., Liberty Revenue:
3 World Trade Center Project, Class 1, Refunding	5.000%	11/15/44	1,750,000	1,933,592	(d)
4 World Trade Center Project, Refunding	5.750%	11/15/51	5,000,000	5,421,050
Bank of America Tower at One Bryant Park Project, Series 2019, Refunding	2.450%	9/15/69	750,000	753,983
New York State Transportation Development Corp., Special Facilities Revenue:
Delta Air Lines Inc., LaGuardia Airport Terminals C and D Redevelopment Project	5.000%	1/1/36	1,750,000	2,067,975	(a)

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2019 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

November 30, 2019

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
LaGuardia Airport Terminal B Redevelopment Project, Series A	5.000%	7/1/41	$8,000,000	$8,869,760	(a)
LaGuardia Airport Terminal B Redevelopment Project, Series A	5.000%	7/1/46	1,500,000	1,656,720	(a)
Port Authority of New York & New Jersey Revenue:
Consolidated Series 166, Refunding	5.000%	1/15/41	2,750,000	2,855,270
Consolidated Series 194, Refunding	5.000%	10/15/41	6,400,000	7,514,752
Total New York				65,245,910
North Carolina — 1.7%
Charlotte, NC, Airport Revenue, Charlotte Douglas International Airport, Series A, Refunding	5.000%	7/1/49	1,750,000	2,151,765
Charlotte, NC, Lease Revenue, COP, Convention Facility Project, Series A, Refunding	4.000%	6/1/49	750,000	836,340
North Carolina State Limited Obligation Revenue, Series A	4.000%	5/1/34	3,500,000	4,061,400
North Carolina State Turnpike Authority, Triangle Expressway System Revenue, Senior Lien, Refunding	5.000%	1/1/30	300,000	359,892
North Carolina State Turnpike Authority, Monroe Expressway Toll Revenue:
Series A, Refunding, State Appropriations	5.000%	7/1/47	750,000	850,995
Series A, Refunding, State Appropriations	5.000%	7/1/51	1,500,000	1,699,350
Total North Carolina				9,959,742
Ohio — 2.2%
JobsOhio Beverage System, Senior Lien, Series A	5.000%	1/1/38	8,000,000	8,789,200
Ohio State Air Quality Development Authority Revenue, American Electric Company Project, Series B, Refunding	2.500%	10/1/29	1,500,000	1,519,755	(a)(b)(c)
Ohio State Water Development Authority, U.S. Steel Corp. Project, Refunding	6.600%	5/1/29	3,000,000	3,130,200
Total Ohio				13,439,155
Oklahoma — 0.1%
Oklahoma State Turnpike Authority Revenue, Second Series C	5.000%	1/1/47	700,000	823,011
Payne County, OK, EDA Revenue, Epworth Living at The Ranch, Series A	6.875%	11/1/46	332,734	2,762	*(h)
Total Oklahoma				825,773

See Notes to Financial Statements.

14	Western Asset Managed Municipals Fund Inc. 2019 Semi-Annual Report

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Oregon — 0.4%
Oregon State Facilities Authority Revenue, Legacy Health Project, Series A, Refunding	5.000%	6/1/46	$2,000,000	$2,322,180
Pennsylvania — 4.8%
Commonwealth Financing Authority, PA, Tobacco Master Settlement Payment Revenue:
Series 2018	5.000%	6/1/32	250,000	305,945
Series 2018	5.000%	6/1/33	500,000	610,345
Cumberland County, PA, Municipal Authority, Diakon Lutheran Social Ministries Project, Refunding	5.000%	1/1/30	2,375,000	2,647,484
East Hempfield Township, PA, IDA Revenue, Student Services Inc. Student Housing Project - Millersville University	5.000%	7/1/47	550,000	601,134
Pennsylvania State Economic Development Financing Authority, Solid Waste Disposal Revenue, Waste Management Inc. Project	2.150%	7/1/24	1,200,000	1,214,508	(a)(b)(c)
Pennsylvania State Higher EFA Revenue, Trustees of University of Pennsylvania, Series A	5.000%	2/15/48	1,250,000	1,517,188
Pennsylvania State Turnpike Commission Revenue:
Subordinated, Series B	5.250%	12/1/41	2,275,000	2,462,164	(e)
Subordinated, Series B	5.250%	12/1/41	3,725,000	4,031,456	(e)
Subordinated, Series B	5.000%	12/1/48	2,900,000	3,466,457
Pennsylvania State, GO:
Refunding	5.000%	7/15/29	2,250,000	2,884,882
Refunding	5.000%	7/15/30	1,000,000	1,280,020
Philadelphia, PA, Authority for IDR, Lease Revenue, Refunding	5.000%	10/1/30	1,200,000	1,550,436
Philadelphia, PA, School District, GO, Series A	5.000%	9/1/33	1,755,000	2,027,867
Philadelphia, PA, Water & Wastewater Revenue, Series A	5.000%	7/1/45	1,000,000	1,122,900
State Public School Building Authority, PA, Lease Revenue:
Philadelphia School District Project, Series A, Refunding, AGM, State Aid Withholding	5.000%	6/1/31	600,000	707,568
Philadelphia School District Project, Series A, Refunding, AGM, State Aid Withholding	5.000%	6/1/33	1,780,000	2,089,595
Total Pennsylvania				28,519,949

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2019 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

November 30, 2019

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Puerto Rico — 1.3%
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue, Senior Lien, Series A	5.250%	7/1/42	$3,920,000	$4,101,300
Puerto Rico Electric Power Authority Revenue:
Series A	5.000%	7/1/42	1,400,000	1,074,500	*(h)
Series A	5.050%	7/1/42	350,000	268,625	*(h)
Series XX	5.250%	7/1/40	2,875,000	2,206,563	*(h)
Total Puerto Rico				7,650,988
South Carolina — 0.3%
South Carolina State Ports Authority Revenue, Series 2018	5.000%	7/1/48	1,750,000	2,062,340	(a)
South Dakota — 0.1%
South Dakota State HEFA Revenue, Regional Health	5.000%	9/1/40	500,000	589,590
Tennessee — 0.9%
Metropolitan Government of Nashville & Davidson County, TN, Water & Sewer Revenue:
Subordinated, Green Bond, Series A	5.000%	7/1/42	500,000	601,440
Subordinated, Series B	5.000%	7/1/46	1,000,000	1,196,280
Tennessee State Energy Acquisition Corp., Gas Revenue, Series 2018	4.000%	11/1/25	3,000,000	3,341,160	(b)(c)
Total Tennessee				5,138,880
Texas — 13.5%
Alamo, TX, Regional Mobility Authority, Vehicle Registration Fee Revenue, Senior Lien	5.000%	6/15/46	1,300,000	1,487,551
Arlington, TX, Special Tax Revenue, Senior Lien, Series A, AGM	5.000%	2/15/48	1,250,000	1,481,050
City of Austin, TX, Airport System Revenue, Series B	5.000%	11/15/37	2,050,000	2,534,620	(a)
Dallas-Fort Worth, TX, International Airport Revenue, Joint Improvement, Series A	5.000%	11/1/45	8,500,000	8,798,010	(e)
Forney, TX, ISD, GO, School Building, Series 2019, PSF - GTD	5.000%	2/15/49	500,000	589,880
Grand Parkway Transportation Corp., TX, System Toll Revenue, Convertible CAB, Step bond, (0.000% until 10/1/23, 5.500%), Series A, B and C	0.000%	10/1/36	4,000,000	4,307,560
Harris County, TX, Health Facilities Development Corp. Revenue, School Health Care System, Series B	5.750%	7/1/27	940,000	1,152,684	(f)

See Notes to Financial Statements.

16	Western Asset Managed Municipals Fund Inc. 2019 Semi-Annual Report

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Houston, TX, Airport Systems Revenue, Series B-1	5.000%	7/15/30	$5,500,000	$6,169,185	(a)
Houston, TX, Combined Utility System Revenue, First Lien, Series D, Refunding	5.000%	11/15/44	1,000,000	1,138,020
Love Field, TX, Airport Modernization Corp., General Airport Revenue:
Series 2017	5.000%	11/1/33	120,000	142,142	(a)
Series 2017	5.000%	11/1/36	120,000	141,256	(a)
Love Field, TX, Airport Modernization Corp., Special Facilities Revenue, Southwest Airlines Co. Project	5.250%	11/1/40	14,250,000	14,705,002
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Revenue, Collegiate Housing College Station, AGM	5.000%	4/1/46	750,000	828,690
North Texas Tollway Authority Revenue:
Series A, Refunding	5.000%	1/1/39	825,000	961,752
Series B, Refunding	5.000%	1/1/40	2,000,000	2,194,280
Series B, Refunding	5.000%	1/1/45	2,105,000	2,383,913
Prosper, TX, ISD, GO, School Building, PSF - GTD	5.000%	2/15/49	3,250,000	3,971,240
Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facility Revenue, Buckner Senior Living Ventana Project, Series A	6.625%	11/15/37	610,000	709,705
Texas State Municipal Gas Acquisition & Supply Corp. III, Series 2012	5.000%	12/15/27	8,550,000	9,329,247
Texas State Private Activity Bond Surface Transportation Corp. Revenue:
Senior Lien, Blueridge Transportation Group LLC	5.000%	12/31/45	1,600,000	1,790,224	(a)
Senior Lien, LBJ Infrastructure Group LLC	7.000%	6/30/40	2,000,000	2,067,200
Texas State Public Finance Authority Lease Revenue, Series A, Refunding	4.000%	2/1/39	1,500,000	1,699,620
Texas State Water Development Board Revenue, State Water Implementation Fund, Series A	5.000%	10/15/43	6,250,000	7,626,750
University of Texas, TX, System Revenue, Financing System Board of Regents, Series B	5.000%	8/15/29	3,250,000	4,260,132

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2019 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

November 30, 2019

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Woodloch, TX, Health Facilities Development Corp., Senior Housing Revenue:
Inspired Living at Lewisville Project, Series A-1	6.750%	12/1/51	$500,000	$401,035	(d)
Subordinate, Inspired Living at Lewisville Project, Series B	10.000%	12/1/51	150,000	104,253
Total Texas				80,975,001
U.S. Virgin Islands — 0.6%
Virgin Islands Public Finance Authority Revenue:
Matching Fund Loan, Senior Lien, Series A	5.000%	10/1/29	710,000	713,110
Subordinated, Matching Fund Loan, Cruzan Project, Series A	6.000%	10/1/39	1,475,000	1,475,000
Subordinated, Matching Fund Loan, Diageo Project, Series A	6.750%	10/1/37	1,200,000	1,202,304
Total U.S. Virgin Islands				3,390,414
Utah — 1.4%
Salt Lake City, UT, Corp. Airport Revenue, Series A	5.000%	7/1/43	5,250,000	6,250,440	(a)
Utah State Charter School Finance Authority, Charter School Revenue, Syracuse Arts Academy Project, UT CSCE	5.000%	4/15/47	1,000,000	1,133,870
Utah State Infrastructure Agency Telecommunication Revenue, Series 2019	4.000%	10/15/42	1,200,000	1,250,892
Total Utah				8,635,202
Virginia — 1.4%
Virginia State Port Authority, Port Facilities Revenue:
Series B, Refunding	5.000%	7/1/41	1,100,000	1,277,914	(a)
Series B, Refunding	5.000%	7/1/45	1,500,000	1,733,505	(a)
Virginia State Small Business Financing Authority Revenue:
Senior Lien, Elizabeth River Crossing OpCo LLC Project	5.250%	1/1/32	3,000,000	3,261,090	(a)
Senior Lien, Elizabeth River Crossing OpCo LLC Project	5.500%	1/1/42	2,000,000	2,172,880	(a)
Total Virginia				8,445,389
Washington — 1.7%
Port of Seattle, WA, Revenue:
Intermediate Lien, Series 2019	5.000%	5/1/43	1,500,000	1,744,335	(a)

See Notes to Financial Statements.

18	Western Asset Managed Municipals Fund Inc. 2019 Semi-Annual Report

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Washington — continued
Intermediate Lien, Series 2019	4.000%	4/1/44	$750,000	$824,557	(a)
Intermediate Lien, Series 2019	5.000%	4/1/44	1,500,000	1,797,495	(a)
Washington State Health Care Facilities Authority Revenue, Commonspirit Health, Series B, Refunding	5.000%	8/1/26	1,000,000	1,183,580	(b)(c)
Washington State Housing Finance Commission Revenue:
Heron’s Key, Series A	6.500%	7/1/30	350,000	380,044	(d)
Heron’s Key, Series A	6.750%	7/1/35	370,000	404,166	(d)
Washington State, GO, Series R-2018D, Refunding	5.000%	8/1/34	3,000,000	3,679,350
Total Washington				10,013,527
West Virginia — 0.3%
West Virginia University Revenue, West Virginia Projects, Series B, Refunding	5.000%	10/1/29	1,250,000	1,607,888	(b)(c)
Wisconsin — 1.0%
Mount Pleasant, WI, Tax Increment Revenue, Series A	5.000%	4/1/48	2,500,000	2,957,875
Public Finance Authority, WI, Limited Obligation Pilot Revenue:
American Dream @ Meadowlands Project, Series 2017	5.000%	12/1/27	1,000,000	1,126,830	(d)
American Dream @ Meadowlands Project, Series 2017	7.000%	12/1/50	1,500,000	1,795,095	(d)
Total Wisconsin				5,879,800
Total Investments before Short-Term Investments (Cost — $760,101,649)				837,850,472
Short-Term Investments — 0.2%
Municipal Bonds — 0.2%
Mississippi — 0.2%
Mississippi State Business Finance Corp., Gulf Opportunity Zone, IDR:
Chevron USA Inc. Project, Series D	1.120%	11/1/35	600,000	600,000	(i)(j)
Chevron USA Inc. Project, Series K	1.120%	11/1/35	400,000	400,000	(i)(j)
Total Mississippi				1,000,000
Oregon — 0.0%
Oregon State Facilities Authority Revenue, Peacehealth, Series A, Refunding, LOC - U.S. Bank N.A.	1.130%	8/1/34	100,000	100,000	(i)(j)

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2019 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

November 30, 2019

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Wyoming — 0.0%
Uinta County, WY, PCR, Chevron USA Project, Refunding	1.120%	8/15/20	$100,000	$100,000	(i)(j)
Total Short-Term Investments (Cost — $1,200,000)				1,200,000
Total Investments — 140.2% (Cost — $761,301,649)				839,050,472
Auction Rate Cumulative Preferred Stock, at Liquidation Value — (4.6)%				(27,650,000)
Variable Rate Demand Preferred Stock, at Liquidation Value — (36.4)%				(217,575,000)
Other Assets in Excess of Liabilities — 0.8%				4,595,194
Total Net Assets Applicable to Common Shareholders — 100.0%				$598,420,666

*	Non-income producing security.

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)	Maturity date shown represents the mandatory tender date.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(e)	Pre-Refunded bonds are generally escrowed with U.S. government obligations and/or U.S. government agency securities.

(f)	Bonds are generally escrowed to maturity by government securities and/or U.S. government agency securities.

(g)	Securities traded on a when-issued or delayed delivery basis.

(h)	The coupon payment on these securities is currently in default as of November 30, 2019.

(i)

Variable rate demand obligations (“VRDOs”) have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. The interest rate generally resets on a daily or weekly basis and is determined on the specific interest rate reset date by the Remarketing Agent, pursuant to a formula specified in official documents for the VRDO, or set at the highest rate allowable as specified in official documents for the VRDO. VRDOs are benchmarked to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index. The SIFMA Municipal Swap Index is compiled from weekly interest rate resets of tax-exempt VRDOs reported to the Municipal Securities Rulemaking Board’s Short-term Obligation Rate Transparency System.

(j)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

See Notes to Financial Statements.

20	Western Asset Managed Municipals Fund Inc. 2019 Semi-Annual Report

Western Asset Managed Municipals Fund Inc.

Abbreviations used in this schedule:

AGM	—Assured Guaranty Municipal Corporation — Insured Bonds

BAM	—Build America Mutual — Insured Bonds

CAB	—Capital Appreciation Bonds

CDA	—Communities Development Authority

COP	—Certificates of Participation

CSCE	—Charter School Credit Enhancement

CWA	—Clean Water Act

DFA	—Development Finance Agency

EDA	—Economic Development Authority

EFA	—Educational Facilities Authority

GO	—General Obligation

GTD	—Guaranteed

HEFA	—Health & Educational Facilities Authority

IDA	—Industrial Development Authority

IDR	—Industrial Development Revenue

ISD	—Independent School District

LIQ	—Liquidity Facility

LOC	—Letter of Credit

MFA	—Municipal Finance Authority

MTA	—Metropolitan Transportation Authority

NATL	—National Public Finance Guarantee Corporation — Insured Bonds

PCFA	—Pollution Control Financing Authority

PCR	—Pollution Control Revenue

PEA	—Public Energy Authority

PFA	—Public Facilities Authority

PSF	—Permanent School Fund

SD	—School District

SIFMA	—Securities Industry and Financial Markets Association

TFA	—Transitional Finance Authority

USD	—Unified School District

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2019 Semi-Annual Report	21

Statement of assets and liabilities (unaudited)

November 30, 2019

Assets:
Investments, at value (Cost — $761,301,649)	$839,050,472
Interest receivable	9,951,415
Prepaid expenses	86,597
Total Assets	849,088,484

Liabilities:
Variable Rate Demand Preferred Stock ($25,000 liquidation value per share; 8,703 shares issued and outstanding) (net of deferred offering costs of $1,397,606) (Note 5)	216,177,394
Payable for securities purchased	3,942,785
Distributions payable to Common Shareholders	2,190,076
Investment management fee payable	379,838
Due to custodian	217,754
Directors’ fees payable	16,571
Distributions payable to Auction Rate Cumulative Preferred Stockholders	3,823
Accrued expenses	89,577
Total Liabilities	223,017,818
Series M, T, W, Th and F Auction Rate Cumulative Preferred Stock (1,106 shares authorized and issued at $25,000 per share) (Note 6)	27,650,000
Total Net Assets Applicable to Common Shareholders	$598,420,666

Net Assets Applicable to Common Shareholders:
Common stock par value ($0.001 par value; 43,367,851 shares issued and outstanding; 500,000,000 common shares authorized)	$43,368
Paid-in capital in excess of par value	526,917,107
Total distributable earnings (loss)	71,460,191
Total Net Assets Applicable to Common Shareholders	$598,420,666

Common Shares Outstanding	43,367,851

Net Asset Value Per Common Share	$13.80

See Notes to Financial Statements.

22	Western Asset Managed Municipals Fund Inc. 2019 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended November 30, 2019

Investment Income:
Interest	$16,667,123

Expenses:
Investment management fee (Note 2)	2,327,224
Distributions to Variable Rate Demand Preferred Stockholders (Notes 1 and 5)	1,661,081
Liquidity fees (Note 5)	844,851
Remarketing fees (Note 5)	110,601
Directors’ fees	83,827
Legal fees	39,178
Transfer agent fees	36,261
Fund accounting fees	32,429
Amortization of Variable Rate Demand Preferred Stock offering costs (Note 5)	27,721
Audit and tax fees	26,257
Rating agency fees	22,920
Auction agent fees	22,001
Shareholder reports	12,194
Stock exchange listing fees	11,107
Auction participation fees (Note 6)	7,046
Custody fees	4,950
Insurance	4,261
Interest expense	1,355
Miscellaneous expenses	10,112
Total Expenses	5,285,376
Net Investment Income	11,381,747

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	2,587,234
Futures contracts	(1,322,630)
Net Realized Gain	1,264,604
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	3,572,047
Futures contracts	339,163
Change in Net Unrealized Appreciation (Depreciation)	3,911,210
Net Gain on Investments and Futures Contracts	5,175,814
Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income (Notes 1 and 6)	(333,403)
Increase in Net Assets Applicable to Common Shareholders From Operations	$16,224,158

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2019 Semi-Annual Report	23

Statement of changes in net assets

For the Six Months Ended November 30, 2019 (unaudited) and the Year Ended May 31, 2019	November 30	May 31

Operations:
Net investment income	$11,381,747	$27,320,323
Net realized gain	1,264,604	296,906
Change in net unrealized appreciation (depreciation)	3,911,210	12,805,905
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(333,403)	(765,062)
Increase in Net Assets Applicable to Common Shareholders From Operations	16,224,158	39,658,072

Distributions to Common Shareholders From (Note 1):
Total distributable earnings	(14,110,850)	(30,131,833)
Decrease in Net Assets From Distributions to Common Shareholders	(14,110,850)	(30,131,833)

Fund Share Transactions:
Reinvestment of distributions (62,595 and 16,522 shares issued, respectively)	867,329	219,081
Net increase from tender and repurchase of Auction Rate Cumulative Preferred Shares (Note 6)	60,000	603,750
Increase in Net Assets From Fund Share Transactions	927,329	822,831
Increase in Net Assets Applicable to Common Shareholders	3,040,637	10,349,070

Net Assets Applicable to Common Shareholders:
Beginning of period	595,380,029	585,030,959
End of period	$598,420,666	$595,380,029

See Notes to Financial Statements.

24	Western Asset Managed Municipals Fund Inc. 2019 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended November 30, 2019

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets applicable to common shareholders resulting from operations	$16,557,561
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(87,832,053)
Sales of portfolio securities	93,120,227
Net purchases, sales and maturities of short-term investments	377,283
Net amortization of premium (accretion of discount)	1,455,839
Decrease in interest receivable	196,889
Increase in prepaid expenses	(7,315)
Decrease in payable for securities purchased	(3,564,684)
Amortization of preferred stock offering costs	27,721
Decrease in investment management fee payable	(11,702)
Increase in Directors’ fees payable	1,139
Increase in accrued expenses	18,825
Decrease in payable to broker — variation margin on open futures contracts	(159,125)
Net realized gain on investments	(2,587,234)
Change in net unrealized appreciation (depreciation) of investments	(3,572,047)
Net Cash Provided by Operating Activities*	14,021,324

Cash Flows From Financing Activities:
Distributions paid on common stock	(13,565,150)
Distributions paid on Auction Rate Cumulative Preferred Stock	(333,928)
Repurchase of Auction Rate Cumulative Preferred Stock	(340,000)
Increase in due to custodian	217,754
Net Cash Used in Financing Activities	(14,021,324)
Cash and restricted cash at beginning of period	—
Cash and restricted cash at end of period	—

*	Included in operating expenses is cash of $1,355 paid for interest on borrowings.

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

November 30, 2019
Cash	—
Restricted cash	—
Total cash and restricted cash shown in the Statement of Cash Flows	—

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$867,329

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2019 Semi-Annual Report	25

Financial highlights

For a common share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
	2019[1,2]		2019[1]	2018[1]	2017[1]	2016[1]	2015[1]

Net asset value, beginning of period	$13.75		$13.51	$13.99	$14.60	$14.40	$13.80

Income (loss) from operations:
Net investment income	0.26		0.63	0.66	0.71	0.74	0.78
Net realized and unrealized gain (loss)	0.13		0.32	(0.37)	(0.54)	0.24	0.09
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(0.01)		(0.02)	(0.01)	(0.01)	(0.00) [3]	(0.00) [3]
Total income from operations	0.38		0.93	0.28	0.16	0.98	0.87

Less distributions to common shareholders from:
Net investment income	(0.33)	[4]	(0.70)	(0.76)	(0.77)	(0.78)	(0.78)
Total distributions to common shareholders	(0.33)		(0.70)	(0.76)	(0.77)	(0.78)	(0.78)
Net increase from tender and repurchase of Auction Rate Cumulative Preferred Shares	0.00	[3]	0.01	—	—	0.00 [3]	0.51

Net asset value, end of period	$13.80		$13.75	$13.51	$13.99	$14.60	$14.40

Market price, end of period	$13.51		$13.73	$12.71	$13.84	$14.82	$13.96
Total return, based on NAV[5,6]	2.75%[7]		7.23%[8]	2.01%	1.16%	7.05%	10.26%[9]
Total return, based on Market Price[10]	0.74%		14.03%	(2.89)%	(1.31)%	12.19%	12.26%

Net assets applicable to common shareholders, end of period (millions)	$598		$595	$585	$604	$627	$617

Ratios to average net assets:[11]
Gross expenses	1.76%[12]		1.85%	1.68%	1.48%	1.28%	0.99%
Net expenses	1.76	[12]	1.85	1.68	1.48	1.28	0.99
Net investment income	3.79	[12]	4.74	4.80	5.04	5.13	5.49

Portfolio turnover rate	10%		21%	19%	12%	5%	4%

See Notes to Financial Statements.

26	Western Asset Managed Municipals Fund Inc. 2019 Semi-Annual Report

For a common share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
	2019[1,2]	2019[1]	2018[1]	2017[1]	2016[1]	2015[1]

Supplemental data:
Auction Rate Cumulative Preferred Stock at Liquidation Value, End of Period (000s)	$27,650	$28,050	$32,075	$32,075	$32,075	$32,425
Variable Rate Demand Preferred Stock at Liquidation Value, End of Period (000s)	$217,575	$217,575	$217,575	$217,575	$217,575	$217,575
Asset Coverage Ratio for Auction Rate Cumulative Preferred Stock and Variable Rate Demand Preferred Stock[13]	344%	342%	334%	342%	351%	347%
Asset Coverage, per $25,000 Liquidation Value per Share of Auction Rate Cumulative Preferred Stock and Variable Rate Demand Preferred Stock[13]	$86,007	$85,598	$83,585	$85,485	$87,813	$86,679

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2019 Semi-Annual Report	27

Financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2019 (unaudited).

[3]	Amount represents less than $0.005 per share.

[4]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]

The total return based on NAV reflects the impact of the tender and repurchase by the Fund of a portion of its Auction Rate Cumulative Preferred Shares at 85% of the per share liquidation preference. Absent this transaction, the total return based on NAV would have been the same.

[8]

The total return based on NAV reflects the impact of the tender and repurchase by the Fund of a portion of its Auction Rate Cumulative Preferred Shares at 85% of the per share liquidation preference. Absent this transaction, the total return based on NAV would have been 7.15%.

[9]

The total return based on NAV reflects the impact of the tender and repurchase by the Fund of a portion of its Auction Rate Cumulative Preferred Shares at 90% of the per share liquidation preference. Absent this transaction, the total return based on NAV would have been 6.36%.

[10]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[11]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to auction rate cumulative preferred stockholders.

[12]	Annualized.

[13]

Represents value of net assets plus the liquidation value of the auction rate cumulative preferred stock and variable rate demand preferred stock, if any, at the end of the period divided by the auction rate cumulative preferred stock and variable rate demand preferred stock, if any, outstanding at the end of the period.

See Notes to Financial Statements.

28	Western Asset Managed Municipals Fund Inc. 2019 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Managed Municipals Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maximize current income exempt from federal income tax as is consistent with preservation of principal. On October 31, 2019, the Board of Directors of the Fund approved amendments to the Fund’s bylaws. The amended and restated bylaws were subsequently filed on Form 8-K and are available on the Securities and Exchange Commission’s website at www.sec.gov.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations,

Western Asset Managed Municipals Fund Inc. 2019 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

30	Western Asset Managed Municipals Fund Inc. 2019 Semi-Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal Bonds†	—	$837,850,472	—	$837,850,472
Short-Term Investments†	—	1,200,000	—	1,200,000
Total Investments	—	$839,050,472	—	$839,050,472

†	See Schedule of Investments for additional detailed categorizations.

(b) Net asset value. The net asset value (“NAV”) of the Fund’s common stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to common stock by the total number of shares of common stock outstanding. For the purpose of determining the NAV per share of the common stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities including the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Variable Rate Demand Preferred Stock (“VRDPS”), net of deferred offering costs, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Auction Rate Cumulative Preferred Stock (“ARCPS”).

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Western Asset Managed Municipals Fund Inc. 2019 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

(d) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features.

32	Western Asset Managed Municipals Fund Inc. 2019 Semi-Annual Report

The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of November 30, 2019, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions to common shareholders from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distribution may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the common shareholders of the Fund. Distributions to common shareholders of net realized gains, if any, are taxable and are declared at least annually. Distributions to common shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Western Asset Managed Municipals Fund Inc. 2019 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

Distributions to holders of ARCPS are accrued daily and paid on a weekly basis and are determined as described in Note 6. Distributions to holders of VRDPS are accrued on a daily basis and paid monthly as described in Note 5 and are treated as an operating expense as required by GAAP. For tax purposes, the payments made to the holders of the Fund’s VRDPS are treated as dividends or distributions.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2019, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company, LLC (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets. For the purposes of calculating the investment management fee, the aggregate liquidation value of the Preferred Stock is not deducted in determining the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund.

34	Western Asset Managed Municipals Fund Inc. 2019 Semi-Annual Report

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

The Fund is permitted to purchase or sell securities, typically short-term variable rate demand obligations, from or to certain other affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Directors. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another fund or portfolio that is, or could be considered, an affiliate by virtue of having a common investment manager or subadviser (or affiliated investment manager or subadviser), common Directors and/or common officers complies with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the six months ended November 30, 2019, such purchase and sale transactions (excluding accrued interest) were $23,650,000 and $35,010,000, respectively.

3. Investments

During the six months ended November 30, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$87,832,053
Sales	93,120,227

At November 30, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$761,301,649	$78,495,088	$(746,265)	$77,748,823

4. Derivative instruments and hedging activities

At November 30, 2019, the Fund did not have any derivative instruments outstanding.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended November 30, 2019. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(1,322,630)

Western Asset Managed Municipals Fund Inc. 2019 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$339,163

During the six months ended November 30, 2019, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)†	$9,991,286

†	At November 30, 2019, there were no open positions held in this derivative.

5. Variable rate demand preferred stock

On March 4, 2015, the Fund completed a private offering of 8,703 shares of Series 1 VRDPS. Net proceeds from the offering were used by the Fund to repurchase outstanding shares of Series M, Series T, Series W, Series TH and Series F ARCPS that had been accepted for payment pursuant to the tender offer (see Note 6). Offering costs incurred by the Fund in connection with the VRDPS issuance are being amortized to expense over the life of the VRDPS.

The table below summarizes the key terms of Series 1 of the VRDPS at November 30, 2019.

Series	Mandatory Redemption Date	Shares	Liquidation Preference Per Share	Aggregate Liquidation Value
Series 1	3/4/2045	8,703	$25,000	$217,575,000

The VRDPS shares are not listed on any securities exchange or automated quotation system. For financial reporting purposes, the VRDPS shares are considered debt of the Fund; therefore, the liquidation value, which approximates fair value of the VRDPS shares, is recorded as a liability on the Statement of Assets and Liabilities.

Holders of VRDPS have the right to tender their VRDPS shares for remarketing at a price equal to the liquidation preference amount plus all accumulated but unpaid dividends and at a date which is no earlier than the seventh day following delivery of the notice to the tender and paying agent. The VRDPS shares include a liquidity feature that allows VRDPS holders to have their shares purchased by the liquidity provider with whom the Fund has contracted in the event of a failed remarketing where purchase orders are not sufficient in number to be matched with the sale orders. The Fund is required to redeem the VRDPS shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. The Fund pays a monthly remarketing fee at the annual rate of 0.10% of the liquidation value of each VRDPS share outstanding on the first calendar day of the preceding calendar month. These fees are shown as remarketing fees on the Statement of Operations.

36	Western Asset Managed Municipals Fund Inc. 2019 Semi-Annual Report

Holders of VRDPS are entitled to receive monthly cumulative cash dividends, payable on the first business day of each calendar month, at a variable rate set weekly by the remarketing agent. The dividend rate is generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate will reset to the maximum rate. The maximum rate is determined, in part, based upon the long-term rating assigned to the VRDPS. In the event the Fund fails to make a scheduled dividend payment, all outstanding shares of the VRDPS are subject to mandatory tender.

Subject to certain conditions, the VRDPS shares may be redeemed, in whole or in part, at any time at the option of the Fund. The redemption price per share is equal to the liquidation value per share plus any accumulated but unpaid dividends. The Fund is required to redeem its VRDPS on the mandatory redemption date, March 4, 2045. In addition, the Fund is required to redeem certain of the VRDPS shares if the Fund fails to maintain certain asset coverage and rating agency guidelines.

The Fund has entered into a fee agreement with the liquidity provider that requires monthly payment of an annual liquidity fee. These fees are shown as liquidity fees on the Statement of Operations. The fee agreement between the Fund and the liquidity provider is scheduled to terminate on February 28, 2020. The Fund has the right, which is exercisable 120 to 90 days prior to the scheduled termination date, to request that the liquidity provider extend the term of the agreement for an additional period. The Fund may also terminate the agreement early. In the event the fee agreement is not renewed or is terminated in advance, and the Fund does not enter into a fee agreement with an alternate liquidity provider, the VRDPS will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The Fund is required to redeem any VRDPS purchased by the liquidity provider six months after the purchase date.

The VRDPS ranks senior to the Fund’s outstanding common stock and on parity with any other preferred stock. The Fund may not declare dividends or make other distributions on shares of its common stock unless the Fund has declared and paid full cumulative dividends on the VRDPS, due on or prior to the date of the common stock dividend or distribution, and meets the VRDPS asset coverage and rating agency requirements.

The holders of the VRDPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of VRDPS or the holders of common stock. Pursuant to the 1940 Act, holders of the VRDPS have the right to elect two Directors of the Fund, voting separately as a class.

The annualized dividend rate for the VRDPS shares for the six months ended November 30, 2019 was 1.527%. VRDPS shares issued and outstanding remained constant during the six months ended November 30, 2019.

Western Asset Managed Municipals Fund Inc. 2019 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

6. Auction rate cumulative preferred stock

As of November 30, 2019, the Fund had 48 shares outstanding of Series M, 283 shares outstanding of Series T, 276 shares outstanding of Series W, 438 shares outstanding of Series Th and 61 shares outstanding of Series F, each of Auction Rate Cumulative Preferred Stock (“ARCPS”).

On January 22, 2015, the Fund announced that it had commenced an issuer tender offer for up to 100% of its outstanding ARCPS at a price equal to 90% of the liquidation preference of $25,000 per share (or $22,500 per share), plus any unpaid dividends accrued through February 27, 2015, the expiration date of the tender offer.

The Fund’s tender offers were conditioned upon the Fund closing on the private offering of VRDPS with an aggregate liquidation preference at least equal to the aggregate liquidation preference of ARCPS accepted for tender.

On March 4, 2015, the Fund announced the final results for its issuer tender offer and all shares that were validly tendered and not withdrawn during the offering period were accepted for payment. The Fund accepted for payment 1,871 Series M ARCPS, 1,717 Series T ARCPS, 1,710 Series W ARCPS, 1,466 Series Th ARCPS and 1,939 Series F ARCPS, which represented 93.55% of outstanding Series M ARCPS, 85.85% of outstanding Series T ARCPS, 85.50% of outstanding Series W ARCPS, 73.30% of outstanding Series Th ARCPS, and 96.95% of outstanding Series F ARCPS. In aggregate, the Fund accepted for payment 8,703 ARCPS, which represented 87.03% of the outstanding ARCPS. The ARCPS that were not tendered will remain outstanding. The difference between the liquidation preference of the ARCPS and the actual purchase price of the tendered ARCPS was recognized by the Fund in the Statement of Changes in Net Assets as an increase in net assets applicable to common shares resulting from the tender and repurchase of the ARCPS by the Fund.

In September 2015, the Fund repurchased 14 Series W ARCPS in a private transaction at a price equal to 90% of the liquidation preference of $25,000 per share (or $22,500 per share), plus any unpaid dividends. The difference between the liquidation preference of the ARCPS and the actual purchase price of the tendered ARCPS was recognized by the Fund in the Statement of Changes in Net Assets as an increase in the assets applicable to common shares resulting from the tender and repurchase of the ARCPS by the Fund.

On November 27, 2018, the Fund repurchased 80 Series M and 80 Series Th ARCPS in a private transaction at a price equal to 85% of the liquidation preference of $25,000 per share (or $21,250 per share), plus any unpaid dividends. The difference between the liquidation preference of the ARCPS and the actual purchase price of the tendered ARCPS was recognized by the Fund in the Statement of Changes in Net Assets as an increase in the assets applicable to common shares resulting from the tender and repurchase of the ARCPS by the Fund.

38	Western Asset Managed Municipals Fund Inc. 2019 Semi-Annual Report

On January 23, 2019, the Fund repurchased 1 Series M ARCPS in a private transaction at aprice equal to 85% of the liquidation preference of $25,000 per share (or $21,250 per share), plus any unpaid dividends. The difference between the liquidation preference of theARCPS and the actual purchase price of the tendered ARCPS was recognized by the Fund in the Statement of Changes in Net Assets as an increase in the assets applicable to commonshares resulting from the tender and repurchase of the ARCPS by the Fund.

On November 22, 2019, the Fund repurchased 16 Series Th ARCPS in a private transaction at a price equal to 85% of the liquidation preference of $25,000 per share (or $21,250 per share), plus any unpaid dividends. The difference between the liquidation preference of the ARCPS and the actual purchase price of the tendered ARCPS was recognized by the Fund in the Statement of Changes in Net Assets as an increase in the assets applicable to common shares resulting from the tender and repurchase of the ARCPS by the Fund.

The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period is typically seven days. The dividend rate cannot exceed a certain maximum rate, including in the event of a failed auction, unless the Board of Directors of the Fund authorizes an increased maximum rate. To the extent capital gains and other taxable income are allocated to holders of ARCPS for tax purposes, the Fund will likely have to pay higher dividends to holders of ARCPS to compensate them for the increased tax liability to them resulting from such allocation. Due to failed auctions experienced by the Fund’s ARCPS starting February 14, 2008, the Fund paid the applicable maximum rate, which was calculated as 110% of the prevailing 30-days “AA” Financial Composite Commercial Paper Rate. The Fund may pay higher maximum rates if the rating of the Fund’s ARCPS were to be lowered by the rating agencies.

The dividend rates ranged from 1.760% to 3.080% during the six months ended November 30, 2019. At November 30, 2019, the dividend rates in effect were as follows:

	Series M	Series T	Series W	Series Th	Series F
Dividend Rate	1.763%	1.763%	1.763%	1.763%	1.775%

The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset requirements would restrict the Fund’s ability to pay dividends to common stock shareholders.

Western Asset Managed Municipals Fund Inc. 2019 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

The holders of the ARCPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. Pursuant to the 1940 Act, holders of the preferred stock have the right to elect two Directors of the Fund, voting separately as a class.

Citigroup Global Markets Inc. (“CGM”), an indirect wholly-owned subsidiary of Citigroup, acts as the broker/dealer in connection with the auction of ARCPS. For all periods since the ARCPS have been outstanding, the participation fee has been paid at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction rate, however, on August 3, 2009, CGM reduced the participation fees to annual rate of 0.05% of the purchase price of the ARCPS, in the case of a failed auction. For the six months ended November 30, 2019, CGM earned $22,001 as the participating broker/dealer.

7. Distributions to common shareholders subsequent to November 30, 2019

The following distributions to common shareholders have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
11/22/2019	12/2/2019	$0.0505
12/20/2019	12/31/2019	$0.0450
1/24/2020	2/3/2020	$0.0450
2/21/2020	3/2/2020	$0.0450

8. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended November 30, 2019, the Fund did not repurchase any shares.

9. Deferred capital losses

As of May 31, 2019, the Fund had deferred capital losses of $10,410,333, which have no expiration date, that will be available to offset future taxable capital gains.

40	Western Asset Managed Municipals Fund Inc. 2019 Semi-Annual Report

Board approval of management and

subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Managed Municipals Fund Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) with the Manager’s affiliate, Western Asset Management Company, LLC (“Western Asset”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 13 and 14, 2019, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreement for an additional one-year period. To assist in its consideration of the renewal of each of the Management Agreement and the Sub-Advisory Agreement, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and Western Asset, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s purview (the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with the Board’s evaluation of each of the Management Agreement and the Sub-Advisory Agreement encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and Western Asset to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and Western Asset.

At a meeting held by conference call on October 10, 2019, the Independent Directors in preparation for the Contract Renewal Meeting met in a private session with their independent legal counsel to review the Contract Renewal Information concerning the Legg Mason Closed-end Funds, including the Fund, received to date. No representatives of the Manager or Western Asset participated in this meeting. The discussion below reflects all of these reviews.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and Western Asset provides the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreement. The discussion

Western Asset Managed Municipals Fund Inc.	41

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by Western Asset.

Board Approval of Management Agreement and Sub-Advisory Agreement

In its deliberations regarding the renewal of each of the Management Agreement and the Sub-Advisory Agreement, the Board, including the Independent Directors, considered various factors, including those described below.

Nature, Extent and Quality of the Services under the Management Agreement and Sub-Advisory Agreement

The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and Western Asset under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds, and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager and Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and Western Asset, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and Western Asset under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by Western Asset and other fund service providers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreement, the Board took into account that Fund stockholders, in pursuing their investment goals and objectives, likely purchased their shares of the Fund based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and Western Asset.

42	Western Asset Managed Municipals Fund Inc.

The Board concluded that, overall, the nature, extent, and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement have been satisfactory under the circumstances.

Fund Performance

The Board received and considered information regarding Fund performance, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well as for a group of comparable funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged general and insured municipal debt closed-end funds, as classified by Broadridge, regardless of asset size. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Broadridge.

The Broadridge Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that among the funds in the Performance Universe, the Fund’s performance was ranked in the third quintile for each of the 1-, 3- and 5-year periods ended June 30, 2019 In these performance rankings, the first quintile represents funds with the highest performance among the funds in the Performance Universe and the fifth quintile represents funds with lowest performance among the funds in the Performance Universe. The Broadridge Performance Information also showed that the Fund’s performance was at the Performance Universe median for the 1-year period ended June 30, 2019 and was above the median performance of the Performance Universe for each of the 3- and 5-year periods ended on such date. The Manager noted that the Fund for the twelve-month period ended June 30, 2019 generated a yield which was competitive with the yields of other Performance Universe funds. In addition to the Fund’s performance relative to the Performance Universe, the Board considered the Fund’s performance in absolute terms and the Fund’s performance relative to its benchmark. On a net asset value basis, the Fund outperformed its benchmark for each of the 1-, 3-and 5-year periods ended June 30, 2019.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreement for an additional one-year period would be consistent with the interests of the Fund and its stockholders.

Western Asset Managed Municipals Fund Inc.	43

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

Management and Sub-Advisory Fees and Expense Ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fee (the “Sub-Advisory Fee”) payable by the Manager to Western Asset under the Sub-Advisory Agreement in view of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and Western Asset. The Board noted that the Sub-Advisory Fee is paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s stockholders.

Additionally, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Broadridge. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and ten other leveraged general and insured municipal debt closed-end funds, as classified by Broadridge. The eleven funds in the Expense Group had average net common share assets ranging from $414.7 million to $910.5 million. Four of the other Expense Group funds were larger than the Fund and six were smaller.

The Broadridge Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group, showed, among other things, that the Management Fee on a contractual basis was ranked third (first being lowest and, therefore, best in these expense component rankings) among the funds in the Expense Group. The Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Group funds) was ranked fourth among the funds in the Expense Group whether compared on the basis of common share assets only or on the basis of common share and leveraged assets. Each of the Fund’s foregoing expense components was at or below the Expense Group median for that expense component. The Broadridge Expense Information further showed that among the Expense Group funds, the Fund’s actual total expenses ranked fourth when compared on the basis of common share assets only and ranked third when compared on the basis of common share and leveraged assets and, in each case, were below the Expense Group median for that expense component. The Board noted that the small number of funds in the Expense Group made meaningful expense comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively,

44	Western Asset Managed Municipals Fund Inc.

“institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information generally attributed the fee differential to differences in the scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Contract Renewal Information noted that the Legg Mason Closed-end Funds typically incur expenses that usually are not incurred by the Legg Mason Open-end Funds such as those related to the annual stockholder meeting, compliance with securities exchange listing requirements and the management and monitoring of leverage. The Board considered the fee comparisons in view of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fee were reasonable in view of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and Western Asset to the Fund under the Management Agreement and the Sub-Advisory Agreement, respectively.

Manager Profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2018 and March 31, 2019. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability to Western Asset was not considered to be a material factor in the Board’s considerations since the Sub-Advisory Fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that the pre-tax profitability of the Fund to the Manager had decreased in fiscal year 2019 from the level in fiscal year 2018 and remained at a level that the Board did not consider to be excessive in view of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund.

Western Asset Managed Municipals Fund Inc.	45

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

Economies of Scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under the circumstances.

Other Benefits to the Manager and Western Asset

The Board considered other benefits received by the Manager, Western Asset and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

In light of all of the foregoing and other relevant factors, the Board determined, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreement would be consistent with the interests of the Fund and its stockholders and unanimously voted to continue each Agreement for an additional one-year period. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreement, and each Board member may have attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with its consideration of the continuation of the Management Agreement and the Sub-Advisory Agreement as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent legal counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Western Asset were present.

46	Western Asset Managed Municipals Fund Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Managed Municipals Fund Inc. was held on October 4, 2019 for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Common Shares and Preferred Shares (together, as a single class) Votes For	Common Shares and Preferred Shares (together, as a single class) Votes Withheld	Preferred Shares Votes For	Preferred Shares Votes Withheld
Daniel P. Cronin	38,638,209	1,245,128	—	—
Eileen A. Kamerick	38,757,398	1,125,939	—	—
Nisha Kumar	—	—	8,947	6

At November 30, 2019, in addition to Daniel P. Cronin, Eileen A. Kamerick and Nisha Kumar, the other Directors of the Fund were as follows:

Robert D. Agdern

Carol L. Colman

Paolo M. Cucchi

William R. Hutchinson

Jane Trust

Western Asset Managed Municipals Fund Inc.	47

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date;

48	Western Asset Managed Municipals Fund Inc.

otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

Western Asset Managed Municipals Fund Inc.	49

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Western Asset

Managed Municipals Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

William R. Hutchinson

Eileen A. Kamerick

Nisha Kumar

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Christopher Berarducci*

Treasurer and Principal Financial Officer

Todd F. Kuehl

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jeanne M. Kelly

Senior Vice President

*	Effective September 27, 2019, Mr. Berarducci became Treasurer and Principal Financial Officer.

Western Asset Managed Municipals Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Auction agent

Deutsche Bank

60 Wall Street

New York, NY 10005

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

MMU

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-888-777-0102.

Revised April 2018

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Managed Municipals Fund Inc.

Western Asset Managed Municipals Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Managed Municipals Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WASX010152 1/20 SR19-3797

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM	3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM	5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM	6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Managed Municipals Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 27, 2020

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	January 27, 2020